Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Second Quarter 2020 Financial Results

HAYWARD, Calif., July 29, 2020 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the second quarter ended June 26, 2020.

“UCT delivered record revenue and profitability in the second quarter on increased demand across all areas of our business,” said Jim Scholhamer, CEO. “A recovery in wafer starts drove our Services business upwards, and ongoing momentum in the equipment market led to an increase in our Products business. I want to thank our dedicated employees worldwide for their commitment to quality and solid execution in a challenging environment. UCT’s results are a powerful testament to the engagement and loyalty of our customers, demonstrating growth across the board.”

Second Quarter 2020 GAAP Financial Results

Total revenue was $344.8 million. SPS contributed $277.9 million and SSB added $66.9 million. Total gross margin was 21.4%, operating margin was 8.9%, and net income was $21.3 million or $0.53 and $0.52 per basic and diluted share. This compares to total revenue of $320.9 million, gross margin of 20.5%, operating margin of 7.0%, and net income of $9.4 million or $0.24 and $0.23 per basic and diluted share in the prior quarter.

Second Quarter 2020 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 22.0%, operating margin was 11.7%, and net income was $30.5 million or $0.75 per diluted share. This compares to gross margin of 20.9%, operating margin of 9.9%, and net income of $21.0 million or $0.52 per diluted share in the prior quarter.

Third Quarter 2020 Outlook

Due to limited visibility resulting from the pandemic, the Company has widened its guidance ranges to reflect the heightened uncertainty in the marketplace. The Company expects revenue in the range of $320.0 million to $360.0 million and GAAP diluted net income per share to be between $0.40 and $0.56. The Company expects non-GAAP diluted net income per share to be between $0.56 and $0.72.

Conference Call

The call will take place at 3:30 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 10145593. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Ultra Clean offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping and component manufacturing, and tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments, stock-based compensation, and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the following quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 27, 2019 as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto, Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 26,	June 28,	June 26,	June 28,
	2020	2019	2020	2019

Revenues:
Product	$277,892	$210,390	$537,275	$410,635
Services	66,890	54,977	128,403	114,873
Total revenues	344,782	265,367	665,678	525,508
Cost of revenues:
Product	229,276	181,073	444,031	355,637
Services	41,628	36,125	82,107	76,905
Total cost of revenues	270,904	217,198	526,138	432,542
Gross profit	73,878	48,169	139,540	92,966
Operating expenses:
Research and development	3,827	3,921	7,251	7,352
Sales and marketing	5,876	5,366	11,668	10,761
General and administrative	33,350	29,911	67,247	57,702
Total operating expenses	43,053	39,198	86,166	75,815
Income from operations	30,825	8,971	53,374	17,151
Interest income	158	151	470	342
Interest expense	(3,773)	(6,674)	(8,961)	(13,263)
Other income (expense), net	560	133	(2,131)	1,212
Income before provision for income taxes	27,770	2,581	42,752	5,442
Provision for income taxes	5,691	2,835	10,156	4,342
Net income (loss)	22,079	(254)	32,596	1,100
Less: Net income (loss) attributable to noncontrolling interests	815	(52)	1,910	697
Net income (loss) attributable to UCT	$21,264	$(202)	$30,686	$403

Net income (loss) per share attributable to UCT common stockholders:
Basic	$0.53	$(0.01)	$0.77	$0.01
Diluted	$0.52	$(0.01)	$0.75	$0.01
Shares used in computing net income (loss) per share:
Basic	40,087	39,399	39,952	39,261
Diluted	40,834	39,399	40,774	39,556

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in thousands)

	June 26,	December 27,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$214,364	$162,531
Accounts receivable, net of allowance	138,886	112,694
Inventories	193,827	172,420
Prepaid expenses and other current assets	18,660	19,400
Total current assets	565,737	467,045

Property, plant and equipment, net	148,143	145,272
Goodwill	171,132	171,087
Intangibles assets, net	170,419	180,318
Deferred tax assets, net	15,517	15,498
Operating lease right-of-use assets	38,895	34,877
Other non-current assets	4,919	5,209
Total assets	$1,114,762	$1,019,306

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$7,735	$8,842
Accounts payable	140,082	133,058
Accrued compensation and related benefits	27,668	24,825
Operating lease liabilities	12,069	13,179
Other current liabilities	39,337	30,694
Total current liabilities	226,891	210,598

Bank borrowings, net of current portion	322,132	283,390
Deferred tax liabilities	25,183	25,183
Operating lease liabilities	33,455	28,828
Other liabilities	18,979	18,800
Total liabilities	626,640	566,799

Equity:
UCT stockholders’ equity:
Common stock	302,721	297,693
Retained earnings	171,053	140,367
Accumulated other comprehensive loss	(3,343)	(1,334)
Total UCT stockholders' equity	470,431	436,726
Noncontrolling interest	17,691	15,781
Total equity	488,122	452,507
Total liabilities and equity	$1,114,762	$1,019,306

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited; in thousands)

	Six Months Ended
	June 26,	June 28,
	2020	2019
Cash flows from operating activities:
Net income	$32,596	$1,100
Adjustments to reconcile net income to net cash provided by operating activities (excluding assets acquired and liabilities assumed):
Depreciation and amortization	23,403	21,225
Stock-based compensation	6,150	5,777
Deferred income taxes	(17)	(2,077)
Change in the fair value of financial instruments and earn-out liability	4,186	52
Others	(239)	(274)
Changes in assets and liabilities:
Accounts receivable	(26,040)	10,001
Inventories	(21,459)	32,362
Prepaid expenses and other current assets	(1,567)	3,705
Other non-current assets	290	(566)
Accounts payable	6,520	(4,704)
Accrued compensation and related benefits	2,832	3,358
Operating lease assets and liabilities	(510)	467
Income taxes payable	4,887	(2,206)
Other liabilities	2,153	(203)
Net cash provided by operating activities	33,185	68,017
Cash flows from investing activities:
Purchases of property, plant and equipment	(17,049)	(6,750)
Acquisition of Dynamic Manufacturing Solutions, LLC	—	(29,873)
Proceeds from sale of equipment, including insurance proceeds	2,922	458
Net cash used in investing activities	(14,127)	(36,165)
Cash flows from financing activities:
Proceeds from bank borrowings	60,478	28,112
Proceeds from issuance of common stock	260	125
Payments on bank borrowings and finance leases	(26,261)	(32,389)
Withholding tax on employee equity compensation	(1,382)	(1,394)
Net cash provided by (used in) financing activities	33,095	(5,546)
Effect of exchange rate changes on cash and cash equivalents	(320)	(2,323)
Net increase in cash and cash equivalents	51,833	23,983
Cash and cash equivalents at beginning of period	162,531	144,145
Cash and cash equivalents at end of period	$214,364	$168,128

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; dollars in thousands)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	June 26, 2020			June 26, 2020
	SPS	SSB	Consolidated	SPS	SSB	Consolidated
Revenues	$277,892	$66,890	$344,782	$277,892	$66,890	$344,782
Gross profit	$48,616	$25,262	$73,878	$49,595	$26,284	$75,879
Gross margin	17.5%	37.8%	21.4%	17.8%	39.3%	22.0%
Income from operations	$24,269	$6,556	$30,825	$29,042	$11,408	$40,450
Operating margin	8.7%	9.8%	8.9%	10.5%	17.1%	11.7%

	Three Months Ended
	June 26, 2020
	SPS	SSB	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$48,616	$25,262	$73,878
Amortization of intangible assets (1)	-	1,022	1,022
Restructuring charges (2)	253	-	253
Stock-based compensation expense (3)	726	-	726
Non-GAAP gross profit	$49,595	$26,284	$75,879

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	17.5%	37.8%	21.4%
Amortization of intangible assets (1)	0.0%	1.5%	0.3%
Restructuring charges (2)	0.1%	-	0.1%
Stock-based compensation expense (3)	0.2%	-	0.2%
Non-GAAP gross margin	17.8%	39.3%	22.0%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$24,269	$6,556	$30,825
Amortization of intangible assets (1)	1,173	3,776	4,949
Restructuring charges (2)	654	918	1,572
Stock-based compensation expense (3)	2,946	158	3,104
Non-GAAP income from operations	$29,042	$11,408	$40,450

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	8.7%	9.8%	8.9%
Amortization of intangible assets (1)	0.4%	5.6%	1.4%
Restructuring charges (2)	0.3%	1.4%	0.5%
Stock-based compensation expense (3)	1.1%	0.3%	0.9%
Non-GAAP operating margin	10.5%	17.1%	11.7%

1	Amortization of intangible assets related to the Company's acquisitions of Thermal, FDS, QGT and DMS

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	June 26,	June 28,	March 27,
	2020	2019	2020
Reconciliation of GAAP Net Income (loss) to Non-GAAP Net Income (in thousands)
Reported net income (loss) attributable to UCT on a GAAP basis	$21,264	$(202)	$9,423
Amortization of intangible assets (1)	4,949	5,053	4,951
Restructuring charges (2)	1,572	774	1,600
Stock-based compensation expense (3)	3,104	3,091	2,752
Fair value adjustments (4)	1,209	766	2,948
Acquisition related costs (5)	-	1,211	-
Depreciation adjustments (6)	-	(360)	-
Income tax effect of non-GAAP adjustments (7)	(2,037)	(1,991)	(2,291)
Income tax effect of valuation allowance (8)	470	2,344	1,663
Non-GAAP net income attributable to UCT	$30,531	$10,686	$21,046

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$30,825	$8,971	$22,550
Amortization of intangible assets (1)	4,949	5,053	4,951
Restructuring charges (2)	1,572	749	1,600
Stock-based compensation expense (3)	3,104	3,091	2,752
Fair value adjustments (4)	-	766	-
Acquisition related costs (5)	-	1,211	-
Depreciation adjustments (6)	-	(360)	-
Non-GAAP income from operations	$40,450	$19,481	$31,853

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	8.9%	3.4%	7.0%
Amortization of intangible assets (1)	1.4%	1.9%	1.5%
Restructuring charges (2)	0.5%	0.2%	0.5%
Stock-based compensation expense (3)	0.9%	1.2%	0.9%
Fair value adjustments (4)	0.0%	0.3%	0.0%
Acquisition related costs (5)	0.0%	0.5%	0.0%
Depreciation adjustments (6)	0.0%	-0.1%	0.0%
Non-GAAP operating margin	11.7%	7.4%	9.9%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$73,878	$48,169	$65,662
Amortization of intangible assets (1)	1,022	1,023	1,023
Restructuring charges (2)	253	350	233
Stock-based compensation expense (3)	726	509	307
Fair value adjustments (4)	-	766	-
Depreciation adjustments (6)	-	(316)	-
Non-GAAP gross profit	$75,879	$50,501	$67,225

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	21.4%	18.2%	20.5%
Amortization of intangible assets (1)	0.3%	0.4%	0.3%
Restructuring charges (2)	0.1%	0.1%	0.0%
Stock-based compensation expense (3)	0.2%	0.2%	0.1%
Fair value adjustments (4)	0.0%	0.2%	0.0%
Depreciation adjustments (6)	0.0%	-0.1%	0.0%
Non-GAAP gross margin	22.0%	19.0%	20.9%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(3,055)	$(6,390)	$(7,567)
Restructuring charges (2)	-	(25)	-
Fair value adjustments (4)	1,209	-	2,948
Non-GAAP interest and other income (expense)	$(1,846)	$(6,415)	$(4,619)

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	June 26,	June 28,	March 27,
	2020	2019	2020
Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$0.52	$(0.01)	$0.23
Amortization of intangible assets (1)	0.12	0.13	0.12
Restructuring charges (2)	0.04	0.02	0.04
Stock-based compensation expense (3)	0.08	0.08	0.07
Fair value adjustments (4)	0.03	0.02	0.08
Acquisition related costs (5)	-	0.03	-
Depreciation adjustments (6)	-	(0.01)	-
Income tax effect of non-GAAP adjustments (7)	(0.05)	(0.05)	(0.06)
Income tax effect of valuation allowance (8)	0.01	0.06	0.04
Non-GAAP net income	$0.75	$0.27	$0.52
Weighted average number of diluted shares (thousands) on a non-GAAP basis	40,834	39,734	40,704

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	June 26,	June 28,	March 27,
	2020	2019	2020
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$5,691	$2,835	$4,465
Income tax effect of non-GAAP adjustments (7)	2,037	1,991	2,291
Income tax effect of valuation allowance (8)	(470)	(2,344)	(1,663)
Non-GAAP provision for income taxes	$7,258	$2,482	$5,093

Income before income taxes on a GAAP basis	$27,770	$2,581	$14,983
Amortization of intangible assets (1)	4,949	5,053	4,951
Restructuring charges (2)	1,572	774	1,600
Stock-based compensation expense (3)	3,104	3,091	2,752
Fair value adjustments (4)	1,209	766	2,948
Acquisition related costs (5)	-	1,211	-
Depreciation adjustments (6)	-	(360)	-
Non-GAAP income before income taxes	$38,604	$13,116	$27,234
Effective income tax rate on a GAAP basis	20.5%	109.8%	29.8%
Non-GAAP effective income tax rate	18.8%	18.9%	18.7%

1	Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS, QGT and DMS

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Fair value adjustments related to contingent consideration, purchase obligation, DMS' sold inventories

5	Represents costs related to the acquisition of DMS

6	Depreciation adjustments related to QGT's fixed assets

7	Tax effect of items (1) through (6) above based on the non-GAAP tax rate shown below

8	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.